     UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[	]	Preliminary Information Statement
[	]	Confidential, for Use of the Commission
(only as permitted by Rule 14c-5(d)(2))
[X]		Definitive Information Statement
[	]	Definitive Additional Materials

QUANTUM INFORMATION, INC.

(Name of Registrant Specified In Its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

(Name of Person(s) Filing Information Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction: 0

(5)	Total fee paid: 0

[	]	Fee paid previously with Preliminary materials.

[	]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-
11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

Date Filed: January 30, 2008

QUANTUM INFORMATION, INC.

3203 Third Avenue North Billings, Montana 59101

NOTICE OF ACTION TO BE TAKEN

PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

January 30, 2009

To the Stockholders of QUANTUM INFORMATION, INC.:

NOTICE IS HEREBY GIVEN that the holders of a majority of the outstanding shares in the common stock of Quantum Information, Inc. (“we”, “us”, “our” or similar terms) have, by written consent in lieu of a special meeting of our stockholders, approved an amendment to our Articles of Incorporation to change our corporate name to “MGMT ENERGY, INC.” (collectively, the “Amendment”).

The Amendment is expected to be effected on or about February 19, 2009.

The attached Information Statement is being circulated to provide you with notice that stockholders holding a majority of the voting power of our common stock have, by written consent, approved of the Amendment. No further vote or action by our stockholders is required. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Amendment cannot become effective until twenty (20) days after the date this Information Statement is mailed to our stockholders.

This Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Amendment.

By Order of the Board of Directors,

By: /s/ Tydus Richards Tydus Richards Chairman of the Board

DEFINITIVE INFORMATION STATEMENT

QUANTUM INFORMATION, INC.

a Nevada corporation 3203 Third Avenue North Billings, Montana 59101

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock, par value $0.001, of Quantum Information, Inc., a Nevada corporation (“we”, “us”, “our” or similar terms). The purpose of this Information Statement is to provide notice that our stockholders holding an aggregate of 62.94% of our outstanding common stock have, by written consent, approved of an amendment to our Articles of Incorporation (the “Amendment”) to change our corporate name to:

MGMT ENERGY, INC.

Currently, we are not conducting any business. We anticipate acquiring certain coal properties and leases. We are also attempting to raise $5 million in equity to acquire such assets. It is necessary for us to change our corporate name to be consistent with our venture into the coal business.

This Information Statement was mailed on or about January 30, 2009 to those persons who were our stockholders as of the close of business on January 20, 2009. The Amendment is expected to become effective on or about February 19, 2009. We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

As our stockholders holding 62.94% of our outstanding common stock have already approved of the Amendment by written consent, we are not seeking approval for the Amendment from any of our remaining stockholders, nor will they be given an opportunity to vote on the Amendment. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to our stockholders of the Amendment as required by the Securities Exchange Act of 1934 (the “Exchange Act.”).

ACTION TAKEN BY WRITTEN CONSENT

Our Board of Directors approved the Amendment effective January 20, 2009 and fixed January 20, 2009, (the “Record Date”) as the record date for determining the stockholders entitled to give written consent to the Amendment. Stockholders holding an aggregate of 1,800,000 shares of our outstanding common stock as of the Record Date, being equal to 62.94% of the number of shares then outstanding, have executed written consent resolutions approving the Amendment.

Pursuant to Section 78.390 of the Nevada Revised Statutes (the “NRS”), the approval of a majority of our voting power is required in order to effect the Amendment. Section 78.320(2) of the NRS eliminates the need to hold a special meeting of our stockholders to approve the

Amendment by providing that, unless our Articles of Incorporation or Bylaws state otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of our voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible, our Board of Directors resolved to proceed with the Amendment by written consent of our stockholders.

EXPECTED DATE FOR EFFECTING THE AMENDMENT

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Amendment cannot be effected until twenty (20) days after the date this Information Statement is sent to our stockholders. This Information Statement was sent on or about January 28, 2009 (the “Mailing Date”) to our stockholders of as of the Record Date. We expect to effect the Amendment by filing a Certificate of Amendment with the Nevada Secretary of State approximately twenty (20) days after the Mailing Date. The effective date of the Amendment is expected to be on or about February 19, 2009 (the “Effective Date”).

OUTSTANDING VOTING STOCK OF THE COMPANY

Our Board of Directors fixed the close of business on January 20, 2009, as the Record Date for determining the stockholders entitled to approve the Amendment and to receive copies of this Information Statement. As of the Record Date, there were 2,860,000 shares of our common stock outstanding. Our common stock constitutes the sole outstanding class of our voting securities. Each share of common stock entitles the holder thereof to one (1) vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of January 20, 2009, with respect to the beneficial ownership of our common stock by each person known by us to be the beneficial owner of more than five percent (5%) of the common stock by each of our officers and directors, and by our officers and directors as a group. Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable officers and directors and five percent (5%) shareholders have the right to exercise in the next sixty (60) days) are exercised and additional shares of common stock are issued.

	Beneficial Ownership as of January 8, 2009

		Amount and Nature
		of	Percent of
	Name and Address of	Beneficial Ownership	Class
Title of Class	Beneficial Owner (1) (4)	(2)	(3)

Common Stock		900,000	31.47%
	Sandra Dosdall
Common Stock		900,000	31.47%
	Joel Klandrud
Total		1,800,000	62.94%

(1)	Unless otherwise noted, the security ownership disclosed in this table is of record and beneficial.

(2)	Under Rule 13-d of the Exchange Act, shares not outstanding but subject to options, warrants, rights, conversion privileges pursuant to which such shares may be acquired in the next 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the person having such rights, but are not deemed outstanding for the purpose of computing the percentage for such other persons.

None of our officers or directors has options, warrants, rights or conversion privileges outstanding.

(3) Based on 2,860,000 common shares issued and outstanding as of January 20, 2009.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Amendment.

NO DISSENTER’S RIGHTS

Under the NRS, our dissenting stockholders are not entitled to appraisal rights with respect to the Amendment, and we will not independently provide our stockholders with any such right.

SOLICITATION COSTS

We will bear the costs of preparing, assembling and mailing the Information Statement in connection with our Amendment. Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries, to forward the Information Statement to beneficial owners. We will, upon request, reimburse those persons and entities for expenses incurred in forwarding the Information Statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and are required to file reports, proxy statements, and other information with the Securities and Exchange Commission regarding our business, financial condition, and other matters pursuant to and in accordance with the Exchange Act. You may read and copy the reports, proxy statements, and other information filed by us at the public reference facilities maintained by the Securities and Exchange Commission at 100 F Street, NE, Room 1580, Washington DC 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for additional information about the public reference facilities. The reports, proxy statements, and other information filed with the Securities and Exchange Commission are also available to the public over the internet at http://www.sec.gov, the internet website of the Securities and Exchange Commission. All inquiries regarding our company should be addressed to our corporate counsel at Lawler & Associates, PLC, Attn.: W. Scott Lawler, Esq., 11622 El Camino Real, Suite 100, San Diego, CA 92130.

BY ORDER OF THE CORPORATION’S BOARD OF DIRECTORS

By: /s/ Tydus Richards Tydus Richards Chairman of the Board